UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

                               --------------
                                  FORM 8-K
                               --------------

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): September 19, 2006


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)


        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

           50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                P.O. Box 391, Covington, Kentucky 41012-0391
                       (Mailing Address) (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure


     On September 19, 2006, J. Marvin Quin, Senior Vice President and Chief Financial Officer of Ashland Inc., provided participants in the Credit Suisse 19th Annual Chemical Conference in New York City an update on the company's outlook for its fiscal fourth quarter ending September 30, 2006. Mr. Quin's comments are described in greater detail in the press release attached as Exhibit 99.1 and incorporated by reference herein.

     Ashland is furnishing the information in this report pursuant to the Securities and Exchange Commission's Regulation FD. By submitting this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report.

Item 9.01.  Financial Statements and Exhibits

  (d)   Exhibits

  99.1  Press Release dated September 19, 2006.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
                                -------------------------------------------
                                                (Registrant)


September 19, 2006               /s/ J. Marvin Quin
                                -------------------------------------------
                                J. Marvin Quin
                                Senior Vice President
                                and Chief Financial Officer


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                               EXHIBIT INDEX

99.1   Press Release dated September 19, 2006.


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